                                                                  CONFORMED COPY

                              AMENDMENT No. 2, CONSENT AND WAIVER dated as of
                        July 23, 1998 (this "Amendment"), to the Restated Credit Agreement dated as of August 15, 1997 (as the same has heretofore been and may be further amended, restated or modified from time to time, the "Credit Agreement"), among LIFESTYLE FURNISHINGS INTERNATIONAL LTD., a Delaware corporation (the "Parent Borrower"); each subsidiary of the Parent Borrower (each, a "Subsidiary Borrower" and collectively, the "Subsidiary Borrowers"; the Parent Borrower and the Subsidiary Borrowers are collectively referred to herein as the "Borrowers"); FURNISHINGS INTERNATIONAL INC., a Delaware corporation ("Holdings"); the Lenders from time to time party thereto; THE CHASE MANHATTAN BANK, a New York banking corporation, as swingline lender (in such capacity, the "Swingline Lender"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders; THE FIRST NATIONAL BANK OF CHICAGO, as issuing bank (in such capacity, the "Issuing Bank") and as Co-Agent; and CIBC, as Co-Agent.

            A. Pursuant to the Credit Agreement, the Lenders have extended and agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

            B. The Parent Borrower has advised the Administrative Agent that it wants to repurchase and redeem up to $200,000,000 face principal amount of Subordinated Notes (including the payment of interest accrued thereon and the payment of any premium in connection therewith, the "Subdebt Prepayment") and to solicit consents to and make effective an amendment to the Indenture governing the Subordinated Notes that would eliminate substantially all of the covenants set forth therein (including the payment of a consent fee in connection therewith, the "Consent Solicitation" and, together with the Subdebt Prepayment, the "Subdept Prepayment and Consent Solicitation").

            C. The Borrowers have requested that the Required Lenders (i) consent to the Subdebt Prepayment and Consent Solicitation, (ii) agree to waive certain provisions of the Credit Agreement, in each case to the extent, but only to the extent, necessary to
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permit the Subdebt Prepayment and Consent Solicitation and (iii) agree that, notwithstanding any provision of the Credit Agreement to the contrary, none of the payments made in connection with the Subdebt Prepayment and Consent Solicitation shall constitute a "Restricted Payment" for any purpose.

            D. The Required Lenders are willing to grant such consents and waivers on the terms and subject to the conditions set forth herein.

            E. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

            Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Consent. The Required Lenders hereby consent to the Subdebt Prepayment and Consent Solicitation and agree that, notwithstanding any provision of the Credit Agreement to the contrary, none of the payments made in connection with the Subdebt Prepayment and Consent Solicitation shall constitute a "Restricted Payment" for any purpose.

            SECTION 2. Waiver. The Required Lenders hereby waive the provisions of Section 6.08 of the Credit Agreement to the extent, but only to the extent, necessary to permit the Subdebt Prepayment and Consent Solicitation, without treating any of the payments made in connection therewith as a "Restricted Payment" for any purpose.

            SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article III of the Credit Agreement will be true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, and (b) no Default or Event of Default will have occurred and be continuing.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective at such time as the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrowers and the Required Lenders.

            SECTION 5. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect, the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein
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                                                                               2


shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Loan Documents specifically referred to herein. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.

            SECTION 6. Expenses. The Borrowers agree to pay the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation of this Amendment, including reasonable attorneys' fees.

            SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

            SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                    LIFESTYLE FURNISHINGS INTERNATIONAL
                                    LTD., as the Parent Borrower,

                                       by
                                          /s/ Ronald J. Hoffman
                                          --------------------------------------
                                          Name:  Ronald J. Hoffman
                                          Title: Vice President, Treasurer and
                                                  Chief Financial Officer
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                                                                               3


                                    THE BERKLINE CORPORATION,
                                    DREXEL HERITAGE FURNISHINGS INC.,
                                    HENREDON FURNITURE INDUSTRIES, INC.,
                                    INTRO EUROPE, INC.,
                                    LA BARGE, INC.,
                                    LEXINGTON FURNITURE INDUSTRIES, INC.,
                                    MAITLAND-SMITH, INC.,
                                    MARBRO LAMP COMPANY,
                                    THE ROBERT ALLEN GROUP, INC.,
                                    ROBERT ALLEN FABRICS OF N.Y., INC.,
                                    SUNBURY TEXTILE MILLS, INC.,
                                    UNIVERSAL FURNITURE LIMITED,
                                    each as a Subsidiary Borrower,

                                       by
                                          /s/ Ronald J. Hoffman
                                          --------------------------------------
                                          Name:  Ronald J. Hoffman
                                          Title: Vice President


                                    LIFESTYLE HOLDINGS, LTD.,

                                       by
                                          --------------------------------------
                                          /s/ Ronald R. Kass
                                          Name:  Ronald R. Kass
                                          Title: President


                                    FURNISHINGS INTERNATIONAL INC.,

                                       by
                                          /s/ Ronald J. Hoffman
                                          --------------------------------------
                                          Name:  Ronald J. Hoffman
                                          Title: Vice President

                                    THE CHASE MANHATTAN BANK,
                                    individually and as Administrative
                                    Agent, Collateral Agent and
                                    Swingline Lender,

                                       by
                                          /s/ William J. Caggiano
                                          --------------------------------------
                                          Name:  William J. Caggiano
                                          Title: Managing Director


                                    THE FIRST NATIONAL BANK OF CHICAGO,
                                    individually and as Issuing Bank,

                                       by
                                          /s/ Kristen H. Hertel
                                          --------------------------------------
                                          Name:  Kristen H. Hertel
                                          Title: Vice President


                                    CIBC, individually and as Co-Agent,

                                       by
                                          /s/ Katherine Bass
                                          --------------------------------------
                                          Name:  Katherine Bass
                                          Title: Executive Director
                                                 CIBC Oppenheimer Corp.,
                                                 as Agent


                                    WACHOVIA BANK,

                                       by
                                          /s/ Susan F. Holmes
                                          --------------------------------------
                                          Name:  Susan F. Holmes
                                          Title: Assistant Vice President
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                                    COMERICA BANK,

                                       by
                                          /s/ Dan M. Roman
                                          --------------------------------------
                                          Name:  Dan M. Roman
                                          Title: Vice President


                                    BANK OF TOKYO-MITSUBISHI TRUST
                                    COMPANY,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    CREDIT LYONNAIS,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    DRESDNER BANK,

                                       by
                                          /s/ B. Craig Erickson
                                          --------------------------------------
                                          Name:  B. Craig Erickson
                                          Title: Vice President


                                       by
                                          /s/ Deborah Slusarczyk
                                          --------------------------------------
                                          Name:  Deborah Slusarczyk
                                          Title: Vice President

                                    FIRST UNION NATIONAL BANK,

                                       by
                                          /s/ Richard J. Rizzo
                                          --------------------------------------
                                          Name:  Richard J. Rizzo
                                          Title: Vice President


                                    THE LONG-TERM CREDIT BANK OF JAPAN,
                                    LIMITED, New York Branch,

                                       by
                                          /s/ Koji Sasayama
                                          --------------------------------------
                                          Name:  Koji Sasayama
                                          Title: Deputy General Manager


                                    THE MITSUBISHI TRUST & BANKING
                                    CORPORATION,

                                       by
                                          /s/ Beatrice E. Kossodo
                                          --------------------------------------
                                          Name:  Beatrice E. Kossodo
                                          Title: Senior Vice President


                                    SANWA BANK LTD.,

                                       by

                                          --------------------------------------
                                         Name:
                                         Title:


                                    THE BANK OF NEW YORK,

                                       by
                                          /s/ Ann Marie Hughes
                                          --------------------------------------
                                          Name:  Ann Marie Hughes
                                          Title: Vice President
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                                    THE BANK OF SCOTLAND,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    BANQUE NATIONALE DE PARIS,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    DG BANK,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    DAI ICHI KANGYO BANK LTD.,

                                       by
                                          /s/ Nobuyasu Fukatsu
                                          --------------------------------------
                                          Name:  Nobuyasu Fukatsu
                                          Title: Vice President


                                    FIRST AMERICAN NATIONAL BANK,

                                       by
                                          /s/ H. Hope Stewart
                                          --------------------------------------
                                          Name:  H. Hope Stewart
                                          Title: Assistant Vice President

                                    SAKURA BANK LTD.,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title:


                                    THE SUMITOMO BANK, LIMITED

                                       by
                                          /s/ Gary Franke
                                          --------------------------------------
                                          Name:  Gary Franke
                                          Title: Vice President & Manager


                                    SUNTRUST BANKS INC.,

                                       by
                                          /s/ Frank R. Callison
                                          --------------------------------------
                                          Name:  Frank R. Callison
                                          Title: Vice President


                                       by
                                          /s/ Charles C. Pick
                                          --------------------------------------
                                          Name:  Charles C. Pick
                                          Title: Vice President


                                    PNC BANK, National Association,

                                       by

                                          --------------------------------------
                                          Name:
                                          Title: